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                    (On STG-Coopers & Lybrand AG Letterhead)


                                EXHIBIT NO. 99.1



                                                  Einschreiben

                                                  Mr. Herbert Laubscher
                                                  Chief Financial Officer
                                                  Swissray International Inc,
                                                  Turbistrasse 25-27
                                                  CH-6280 Hochdorf
                                                  Switzerland


Luzern, 2 November 1998
10358.120/FGU


Dear Mr. Laubscher

This is to confirm that the client-auditor relationship between Swissray International Inc. (Commission File Number 0001002137) and STG-Coopers & Lybrand AG has ceased.

                                                     Sincerely,

                                                     STG-Coopers & Lybrand AG


                                                      /s/              /s/
                                                     P. Wirth         G. Furrer


cc; Office of the Chief Accountant
      SECPS Letter File
      Securities and Exchange Commission
      Mail Stop 11-3
      450 Fifth Street, N.W.
      Washington, D.C.  20549